UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22243

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Report to Shareholders

Global Multi-Sector Bond Fund	May 31, 2015

The views and opinions in this report were current as of May 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

In the past 12 months, the U.S. economy continued to recover faster than most other developed countries and regions, including the eurozone and Japan. The Federal Reserve is poised to raise interest rates even as the European Central Bank (ECB) and the Bank of Japan (BoJ) implement and maintain quantitative easing (QE) programs. Rates in many developed markets moved lower over the course of the 12-month reporting period, with the yield on the 10-year German government note reaching a record low 0.05% in April 2015 before increasing to 0.49% on May 31. Short-maturity German debt reached negative yields before having a similar reversal. The U.S. dollar strengthened markedly against most other currencies across developing and emerging markets in the second half of 2014 and the beginning of 2015 before pausing near the end of the reporting period. The Global Multi-Sector Bond Fund’s allocation to emerging market currencies accounted for much of the underperformance relative to the benchmark.

PERFORMANCE COMPARISON

The Global Multi-Sector Bond Fund returned 1.08% for the 12 months ended May 31, 2015, underperforming the Barclays Global Aggregate ex Treasury Bond USD Hedged Index, which returned 3.85%. (Results for Advisor Class were slightly lower, reflecting its higher expense ratio.) However, the fund outperformed the Lipper Global Income Funds Average. Based on cumulative total return, the Global Multi-Sector Bond Fund ranked 47 of 214, 10 of 165, 21 of 120, and 24 of 104 funds in the Lipper global income funds group for the one-, three-, and five-year and since-inception periods ended May 31, 2015, respectively. (The Lipper since-inception ranking was calculated from December 31, 2008, through May 31, 2015. Past performance cannot guarantee future results.) As shown in the Growth of $10,000 chart on page 15, the fund’s longer-term performance compares favorably with both the benchmark and its peers since its inception in December 2008.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The fund is a highly diversified fixed income portfolio that invests in a broad range of securities: domestic and foreign, developed and emerging markets, higher-risk and higher-quality, government-issued and corporate bonds. The fund represents a more aggressive diversified bond portfolio than many other T. Rowe Price offerings due to its substantial allocation flexibility across higher-risk sectors and foreign bonds and our willingness to deviate significantly from the benchmark when we perceive attractive opportunities. However, the portfolio is designed to typically be less volatile than bond funds concentrated in a single higher-risk sector, such as high yield.

MARKET ENVIRONMENT

The latest available estimates compiled by the World Bank indicate that global real gross domestic product (GDP) expanded at a 2.6% rate in 2014, with U.S. growth coming in at 2.4% for the year. The eurozone expanded at a slower rate, while Japanese economic growth was flat. Much of the global growth came from emerging countries, which expanded at a much faster 4.6% rate. The U.S. unemployment rate fell to 5.5% in May 2015 from 6.3% in May 2014.

Although the Fed ended its purchases of Treasuries and mortgage-backed securities (MBS) in October 2014, the central bank continued to reinvest interest and principal payments from its holdings. In March, the central bank removed the word “patient” from its policy meeting statement regarding the timing of its first interest rate increase, paving the way for it to eventually raise rates. This could happen as early as this fall, though the timing remains uncertain. It is expected that this cycle of rate hikes will be much more gradual and data dependent than historical tightening cycles, when the Fed tended to raise the target federal funds rate in consistent increments and at regular intervals. Because the central bank has held the federal funds rate near zero for so long, the impending Fed action could be characterized as a “normalization” of monetary policy rather than a traditional cycle of rate hikes.

In contrast to the Fed, the ECB and the BoJ are maintaining stimulative policies. In an effort to increase bank lending to jump-start the economy, in 2014, the ECB reduced its benchmark lending rates and began to effectively charge banks to keep reserves at the central bank by making its deposit rate negative. In January 2015, the central bank announced that it would launch a large-scale QE program involving purchases of eurozone sovereign debt. The ECB began buying €60 billion of bonds per month beginning in March and said it would extend the purchases through at least September 2016. The sovereign QE program supported a tentative recovery in the eurozone, as the region’s unemployment rate fell to 11.1% in April 2015 from 11.7% a year earlier. Plummeting oil prices have also helped the eurozone recovery by increasing consumers’ purchasing power and reducing costs for oil-intensive manufacturers, though the flip side is downward pressure on inflation when policy is striving to reduce deflationary fears.

Despite the BoJ’s ongoing aggressive QE program and targeted fiscal reforms, the Japanese economy fell into a recession in 2014 as GDP contracted in both the second and third quarters. At the end of October 2014, the BoJ surprised markets by increasing the size of its securities purchases, and it has continued its low-rate policies throughout the reporting period. However, Japan’s domestic consumption has remained stagnant.

The Bank of England has held its benchmark lending rate at 0.5% since March 2009, although the central bank’s policy cycle is expected to be more in sync with the Fed than with the ECB and BoJ, but likely with a lag. The UK’s consumer price index rose 0.1% in May after falling in April, which had led to concerns about deflation. Early in the reporting period, a surprise housing-driven economic rebound in the UK led investors to expect a rate hike sometime in 2015. However, the UK economy seemed to lose some of its momentum in early 2015, with real GDP growing at a relatively slow 2.4% rate in the first quarter of 2015 compared with the first quarter of last year, causing consensus estimates for an initial Bank of England rate increase to move back into 2016.

The U.S. Treasury yield curve flattened over the course of the 12-month period, reflecting expectations for monetary tightening, as the yield on the two-year Treasury note increased while yields on longer-term Treasuries declined. The yield on the 10-year U.S. Treasury note fell to 2.12% at the end of May 2015 from 2.48% 12 months prior. The U.S. dollar rapidly strengthened against most other currencies, and the price of oil and other commodities dropped steeply in the second half of 2014 before recovering to some degree through early 2015.

In the U.S., sectors with high credit quality, such as Treasuries and agency MBS, posted solid returns as interest rates declined. Investment-grade corporate debt also generated respectable performance, although credit spreads widened later in the reporting period due to heavy supply of bonds. Declining oil and commodity prices affected high yield bonds, where energy-related issuers account for a meaningful proportion of the market. However, the financial condition of many high yield issuers outside of commodity-related industries remains strong, and the sector rallied when oil prices stabilized slightly above their lows in the first quarter of 2015. Bank (or leveraged) loans, which tend to have noninvestment-grade credit ratings and floating interest rates, have more limited exposure to the energy sector in general.

Eurozone government and corporate debt performed strongly in local currency terms, benefiting from strong demand and supportive QE. European corporate bonds also have less exposure to oil than U.S. corporates, particularly high yield, which helped their performance relative to U.S. high yield as energy prices declined. While the euro declined steeply against the U.S. dollar, our currency hedging strategy allowed us to avoid losses on the currency component of eurozone bonds.

The yield on the German 10-year sovereign note decreased to a record low of 0.05%, while much of the shorter-maturity German debt traded at negative yields amid fears of deflation in the eurozone and as the ECB’s buying absorbed a considerable amount of “bunds” in the market. Yields bottomed in April and began a rapid ascent higher amid signs of stronger growth, and the reporting period ended with a period of elevated interest rate volatility. Periphery eurozone debt traded in a similar pattern, though with higher yields given the lower credit quality. As the reporting period ended, Greece’s negotiations over payments due to the International Monetary Fund and the ECB were a heightened risk factor for the eurozone and markets in general.

Rates on Japanese government debt also declined given the country’s large levels of QE and structural impediments to stronger growth. However, Japanese yields traded in a tighter range than U.S. and eurozone rates. The BoJ continued its low-rate policies and QE to stimulate growth, but the country’s domestic consumption remains stagnant. The yen lost significant ground versus the U.S. dollar as investors anticipated easier monetary policy than is expected in the U.S.

Emerging market bonds denominated in U.S. dollars generated a slight overall gain, with the performance of individual countries diverging significantly. The central banks of many emerging countries, including India, Indonesia, Turkey, and Hungary, lowered their benchmark lending rates in early 2015, which boosted the prices of their bonds. Many central banks acted in part to offset the rapid decline in commodities prices, which weighed on growth in countries that are commodity exporters and triggered deflationary fears in some commodity importers.

However, emerging market currencies in general were volatile and lost ground against the U.S. dollar during the reporting period as the Fed prepared to raise rates, with higher volatility experienced primarily by countries that are major oil producers or, conversely, oil importers. The Mexican peso declined against the dollar, apparently driven by generalized risk aversion around the oil decline, although Mexico is making more progress toward structural reforms than many other developing countries. The Turkish lira, in contrast, held up better than most other emerging market currencies during the steep decline in oil prices, which helped improve the fiscal situation in the oil-importing country.

PERFORMANCE AND INVESTMENT REVIEW

The portfolio’s exposure to emerging market currencies, primarily the Brazilian real and the Mexican peso, detracted from relative performance versus the benchmark as the U.S. dollar rapidly strengthened in the second half of 2014 and the beginning of 2015. This was somewhat offset by positive performance from developed market currencies, specifically from short positions in the euro, New Zealand dollar, Australian dollar, and Japanese yen.

With respect to interest rates, tactical exposure to emerging market rates performed well and somewhat offset a short duration position in developed economies. Of note in emerging markets were debt holdings in Mexico and Brazil, where we were able to navigate the volatility in both nominal and inflation-linked bonds to add value. However, in developed economies, a lower-than-benchmark duration, primarily in the U.S., the eurozone, and Canada, detracted from relative performance as we did not anticipate the decline in interest rates. This was particularly the case in the U.S., where the decline in rates was significant for a four-month period from late 2014 into 2015 as growth weakened and Fed tightening expectations pushed back.

On the positive side, the fund’s relative performance benefited from an underweight to investment-grade corporate bonds and an overweight to bank loans versus the benchmark. Security selection also contributed to returns relative to the benchmark, particularly in MBS and high yield bonds.

We believe high yield bonds and loans still have some potential upside, though valuations are less compelling than over the past few years. Most high yield issuers continue to have solid fundamentals, and we also think the lower sensitivity to interest rate changes of high yield bonds and loans provides a useful hedge against rising rates in a strengthening economic environment. We did reduce our holdings of high yield bonds as the sector experienced selling pressure last summer, but were able to add back exposure as credit spreads became more attractive, consistent with our philosophy of utilizing active tactical allocation to add value. Within high yield, we have been underweight energy-related issuers, which underperformed the broader noninvestment-grade market as a result of plummeting oil prices.

We have maintained meaningful exposure to emerging market debt denominated in local currencies over the past 12 months, which offers compelling valuations but also carries significant currency and interest rate risk. The currencies can be particularly volatile during risk-off episodes and may continue to struggle into Fed tightening, though they could be positioned for stronger long-term performance, particularly for those countries undergoing significant economic reforms. In contrast to our exposure in local currency emerging market debt, we have reduced the size of the portfolio’s allocation to emerging market debt denominated in U.S. dollars based on valuations, following a period of strong performance.

When determining portfolio allocations among the various fixed income sectors, we actively consider both current and potential future liquidity. U.S. Treasuries and the sovereign debt of other developed markets, such as Germany and the UK, are typically very liquid. However, liquidity tends to decrease in sectors with increasing amounts of credit risk. Emerging market corporate bonds are an example of a sector where it can be difficult to buy or sell efficiently in a “flight to quality” environment.

We tactically lengthened the portfolio’s overall duration near the end of the reporting period as developed market yields climbed, primarily adding to German bunds though also to U.S. Treasuries and other global rates. While we see the risk of further rises in yields in developed markets—particularly the U.S.—we expect the increase to be gradual and yields to remain lower than historical averages. Conversely, we expect rates in emerging countries to further stabilize or decline as inflation moderates, and we are maintaining duration in emerging market bonds to benefit from rate declines.

OUTLOOK

The monetary policies of the world’s major central banks will likely continue to dominate the global interest rate environment. While the central banks of the eurozone and Japan aggressively purchase assets in an effort to stimulate economic growth, the Fed’s move toward normalization of interest rates should eventually create an upward bias for U.S. rates. This divergence in central bank policies could lead to increased volatility in global fixed income markets, as well as more relative value opportunities in developed market interest rates.

A weaker-than-expected first quarter of 2015 has made the timing of a Fed rate hike subject to greater uncertainty and speculation, though we expect a bounceback in the second quarter. While acknowledging the likelihood of rate increases, we also expect that the pace of rate hikes will be more modest relative to historical cycles of monetary policy tightening. The precise timing of a federal funds rate increase is data dependent but liftoff could be later this year, particularly as the slack in the labor market diminishes and if wage pressures increase. Short-term yields are likely to feel the most upward pressure, particularly if tightening begins on the earlier side. At the long end of the yield curve, the presence of large institutional buyers and the attractive valuations of U.S. Treasuries relative to other developed market sovereign debt could temper a rise in longer-term yields, absent significantly higher inflation expectations.

We believe that growth in both the eurozone and Japan will remain slow, but the ECB’s QE program seems to have led to a pickup in bank lending and possibly brighter long-term prospects for the region’s economy. The market consensus outlook for the eurozone has improved, which has led to some stabilization in the euro, but we think the currency can weaken further given the fact that U.S. rates are poised to rise.

Japan’s economic weakness seems more entrenched, and the BoJ may need to increase the size of its QE program even further in order to stimulate more growth. Unlike the euro, which has shown some strength against the dollar at times in 2015, the yen’s weakness has been fairly consistent, though there is uncertainty as to whether that will continue given valuation levels.

Conversely, we think that stronger growth prospects in some emerging market economies will result in stronger currencies, particularly given attractive valuations. However, selectivity is important and volatility is likely to continue given the near-term economic and political challenges that remain.

Given the risks and uncertainty around central bank policies and global growth, we have reduced our exposure to credit risk and increased our exposure to global sovereign bonds. Global government debt, cash, and other reserves accounted for more than 30% of the fund’s net assets as of May 31, 2015, which was one of the largest sector allocations as a percentage of the portfolio since its inception at the end of 2008. This provides flexibility to the portfolio to take advantage of opportunities in credit sectors as they evolve.

In this uncertain environment, with risk premiums still low across sectors, we believe that our strengths in identifying return opportunities and risks, tactically and actively adjusting our portfolio allocations, and performing fundamental credit analysis will allow us to continue to generate solid long-term performance for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Steven C. Huber
Chairman of the fund’s Investment Advisory Committee

June 23, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays Asset-Backed Securities Index: Tracks the performance of securities backed by assets including credit card, home equity, and auto loans.

Barclays Commercial Mortgage-Backed Securities ERISA-Eligible Index: An unmanaged index that tracks the performance of commercial mortgage-backed securities.

Barclays Global Aggregate ex Treasury Bond USD Hedged Index: Tracks the global investment-grade fixed rate debt markets, excluding U.S. Treasury securities, and is hedged to the dollar.

Barclays Global Aggregate ex-U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Agency Bond Index: Tracks the performance of securities issued by U.S. agencies such as Fannie Mae (FNMA), Freddie Mac (FHLMC), and the Federal Home Loan Bank.

Barclays U.S. Corporate Investment-Grade Bond Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Barclays U.S. Mortgage-Backed Securities Index: An index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: Equivalent to 0.01 percentage points.

Credit spreads: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the U.S. The Federal Reserve sets a target federal funds rate to affect the level and direction of market rates.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 20.3%		
FINANCIAL INSTITUTIONS 3.6%		
Banking 2.3%		
AKBank, 7.50%, 2/5/18 (TRY)	300	102
Arion Bank, 3.125%, 3/12/18 (EUR)	1,440	1,564
Banco do Estado do Rio Grande do Sul, 7.375%, 2/2/22	1,000	1,020
BBVA Colombia, 4.875%, 4/21/25 (1)	300	303
BNP Paribas, VR, 2.875%, 3/20/26 (EUR)	600	684
BPCE, 5.70%, 10/22/23 (1)	910	989
Erste Group Bank, 7.125%, 10/10/22 (EUR)	300	392
HBOS, 5.374%, 6/30/21 (EUR)	100	126
HSBK Europe, 7.25%, 5/3/17	550	571
ICICI Bank, VR, 6.375%, 4/30/22	200	208
Morgan Stanley, 5.00%, 11/24/25	875	943
Trade & Development Bank of Mongolia, 9.375%, 5/19/20 (1)	400	426
Turkiye Garanti Bankasi, 7.375%, 3/7/18 (TRY)	300	102
		7,430
Finance Companies 0.2%		
Quicken Loans, 5.75%, 5/1/25 (1)	625	626
		626
Financial Other 0.3%		
Icahn Enterprises, 6.00%, 8/1/20	500	537
Walter Investment Management, 7.875%, 12/15/21	650	603
		1,140
Insurance 0.8%		
Allianz Finance II, VR, 5.75%, 7/8/41 (EUR)	400	532
CNO Financial, 4.50%, 5/30/20	175	181
CNO Financial, 5.25%, 5/30/25	1,150	1,190

Humana, 3.85%, 10/1/24	690	708
		2,611
Total Financial Institutions		11,807
INDUSTRIAL 16.6%		
Basic Industry 0.8%		
Eldorado Gold, 6.125%, 12/15/20 (1)	500	495
First Quantum Minerals, 7.25%, 5/15/22 (1)	400	387
Mercer International, 7.00%, 12/1/19	1,075	1,134
Vedanta Resources, 7.125%, 5/31/23	600	556
		2,572
Capital Goods 1.0%		
Beverage Packaging Holdings, 6.00%, 6/15/17 (1)	350	354
CEMEX, 9.375%, 10/12/22	400	456
Lafarge, 4.75%, 9/30/20 (EUR)	200	260
Odebrecht Finance, 7.125%, 6/26/42	400	370
Odebrecht Finance, 8.25%, 4/25/18 (BRL)(1)	600	150
Reynolds Group Holdings, 8.25%, 2/15/21	650	685
Votorantim Cimentos, 7.25%, 4/5/41	900	928
		3,203
Communications 6.1%		
Altice Financing, 6.50%, 1/15/22 (1)	325	334
Altice Financing, 7.75%, 5/15/22 (1)	400	404
Altice Financing, 8.125%, 1/15/24 (1)	10	11
America Movil, 6.45%, 12/5/22 (MXN)	2,000	127
Arqiva Broadcasting, 9.50%, 3/31/20 (GBP)(1)	600	1,017
Bharti Airtel International, 5.125%, 3/11/23	400	434
Bharti Airtel International, 5.35%, 5/20/24 (1)	200	220

Cequel Communications, 6.375%, 9/15/20 (1)	400	408
Charter Communications Holdings, 5.125%, 5/1/23 (1)	775	781
Charter Communications Holdings, 6.625%, 1/31/22	1,045	1,110
Crown Castle Towers, 3.663%, 5/15/45 (1)	805	804
GCX, 7.00%, 8/1/19 (1)	505	519
Intelsat Jackson Holdings, 5.50%, 8/1/23	490	451
Intelsat Jackson Holdings, 6.625%, 12/15/22	325	302
Lynx II, 6.375%, 4/15/23 (1)	775	820
Millicom International Cellular, 6.625%, 10/15/21	600	638
Outerwall, 6.00%, 3/15/19	375	377
PCCW - HKT Capital, 5.75%, 4/17/22	200	219
ProSiebenSat.1 Media, 2.625%, 4/15/21 (EUR)	100	116
SBA Tower Trust, 2.898%, 10/15/44 (1)	645	653
SBA Tower Trust, 3.598%, 4/15/43 (1)	1,050	1,057
Sirius XM Radio, 5.75%, 8/1/21 (1)	1,255	1,305
Sprint, 7.125%, 6/15/24	1,205	1,163
Sprint Nextel, 9.00%, 11/15/18 (1)	670	768
T-Mobile USA, 6.00%, 3/1/23	1,275	1,320
T-Mobile USA, 6.633%, 4/28/21	110	117
TBG Global, 5.25%, 2/10/22	750	748
Telecom Italia, 5.25%, 2/10/22 (EUR)	50	65
Telecom Italia, 6.125%, 12/14/18 (EUR)	100	127
Time Warner Cable, 4.00%, 9/1/21	35	36
Time Warner Cable, 8.25%, 4/1/19	165	195
UnityMedia, 5.00%, 1/15/25 (1)	550	543
Univision Communications, 5.125%, 5/15/23 (1)	290	291
Univision Communications, 5.125%, 2/15/25 (1)	575	572
Univision Communications, 6.75%, 9/15/22 (1)	271	293
UPCB Finance, 7.25%, 11/15/21 (1)	635	689

Wind Acquisition, 4.75%, 7/15/20 (1)	825	827
		19,861
Consumer Cyclical 2.9%		
Activision Blizzard, 5.625%, 9/15/21 (1)	180	192
Activision Blizzard, 6.125%, 9/15/23 (1)	395	435
BR Properties, 9.00%, 10/29/49	100	99
BR Properties, 9.00%, 10/29/49 (1)	100	99
Burger King, 4.625%, 1/15/22 (1)	575	576
CIFI Holdings, 8.875%, 1/27/19	400	415
Dollar Tree, 5.25%, 3/1/20 (1)	100	105
Dollar Tree, 5.75%, 3/1/23 (1)	850	895
General Motors, 6.25%, 10/2/43	905	1,043
Graton Economic Development Authority, 9.625%, 9/1/19 (1)	670	732
Host Hotels & Resorts, 4.00%, 6/15/25	825	840
Longfor Properties, 6.875%, 10/18/19	400	418
Men's Wearhouse, 7.00%, 7/1/22 (1)	625	664
QVC, 4.375%, 3/15/23	595	598
Regal Entertainment, 5.75%, 3/15/22	800	822
Regal Entertainment, 5.75%, 6/15/23	125	126
Reliance Intermediate, 6.50%, 4/1/23 (1)	475	497
Rite Aid, 6.125%, 4/1/23 (1)	525	546
Volkswagen International Finance, VR, 4.625%, 3/29/49 (EUR)	122	146
Walgreens Boots Alliance, 2.70%, 11/18/19	215	218
		9,466
Consumer Non-Cyclical 1.7%		
Actavis Funding, 3.80%, 3/15/25	360	361
BRF - Brasil Foods, 7.75%, 5/22/18 (BRL)	300	79
Community Health Systems, 6.875%, 2/1/22	1,265	1,352

Cosan Luxembourg, 9.50%, 3/14/18 (BRL)	615	165
HCA, 7.50%, 2/15/22	335	392
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	275	279
Minerva Luxembourg, 7.75%, 1/31/23	500	516
Post Holdings, 7.375%, 2/15/22	220	223
Spectrum Brands, 5.75%, 7/15/25 (1)	975	1,002
Valeant Pharmaceuticals, 5.875%, 5/15/23 (1)	700	725
WM Morrison Supermarkets, 2.25%, 6/19/20 (EUR)	300	344
		5,438
Energy 2.8%		
Anadarko Petroleum, 3.45%, 7/15/24	85	85
Antero Resources Finance, 6.00%, 12/1/20	595	610
Bill Barrett, 7.00%, 10/15/22	40	37
Concho Resources, 5.50%, 4/1/23	790	802
Markwest Energy Partners, 4.50%, 7/15/23	660	652
Newfield Exploration, 5.625%, 7/1/24	200	210
Newfield Exploration, 5.75%, 1/30/22	175	185
NGL Energy, 5.125%, 7/15/19	125	124
Noble Holding International, 5.95%, 4/1/25	515	519
Pacific Rubiales Energy, 5.375%, 1/26/19	900	815
Penn Virginia, 7.25%, 4/15/19	375	335
Range Resources, 4.875%, 5/15/25 (1)	1,550	1,550
SESI, 6.375%, 5/1/19	545	563
SESI, 7.125%, 12/15/21	50	54
Seven Generations Energy, 6.75%, 5/1/23 (1)	275	278
Southwestern Energy, 4.95%, 1/23/25	450	465
Suburban Propane Partners, 7.375%, 8/1/21	32	34
Targa Resources, 5.00%, 1/15/18 (1)	550	571
Weatherford International, 6.35%, 6/15/17	725	779

ASSET-BACKED SECURITIES 2.9%

Car Loan 0.7%

Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (1)	135	138
AmeriCredit Automobile Receivables Trust Series 2012-1, Class C 2.67%, 1/8/18	43	43
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	95	96
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	65	65
AmeriCredit Automobile Receivables Trust Series 2014-2, Class D 2.57%, 7/8/20	395	396
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (1)	495	494
Capital Auto Receivables Asset Trust Series 2013-1, Class B 1.29%, 4/20/18	30	30
Capital Auto Receivables Asset Trust Series 2013-1, Class C 1.74%, 10/22/18	35	35
Ford Credit Auto Lease Trust Series 2013-B, Class B 1.23%, 11/15/16	190	191
Ford Credit Auto Lease Trust Series 2013-B, Class C 1.51%, 8/15/17	135	135
Ford Credit Auto Owner Trust Series 2012-D, Class C 1.23%, 8/15/18	125	125
Huntington Auto Trust Series 2011-1A, Class C 2.53%, 3/15/17 (1)	205	205

Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 2.475%, 10/15/54 (1)	300	309
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	118	119
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	237	238
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (1)	1,415	1,421
		6,230
Total Asset-Backed Securities (Cost $9,489)		9,473

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 9.3%

Collateralized Mortgage Obligations 4.5%

Adjustable Rate Mortgage Trust Series 2005-8, Class 7A31, CMO, ARM 0.425%, 11/25/35	3	3
Banc of America Mortgage Securities Series 2005-B, Class 2A1, CMO, ARM 2.633%, 3/25/35	169	156
Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 0.484%, 2/20/35	44	42
Bear Stearns Alt-A Trust Series 2006-1, Class 11A1, CMO, ARM 0.665%, 2/25/36	681	559
Connecticut Avenue Securities Series 2014-C04, Class 1M1, CMO, ARM 2.135%, 11/25/24	980	989
Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.285%, 11/25/24	481	487

Connecticut Avenue Securities Series 2015-CO1, Class 1M1, CMO, ARM 1.685%, 2/25/25	268	269
Connecticut Avenue Securities Series 2015-CO1, Class 2M1, CMO, ARM 1.685%, 2/25/25	140	140
Countrywide Alternative Loan Trust Series 2004-33, Class 4A1, CMO, ARM 2.435%, 12/25/34	411	394
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 42A1, CMO 5.00%, 10/27/36 (1)	8	8
Deutsche Alt-A Securities Mortgage Series 2005-2, Class 1A1, CMO, ARM 0.585%, 4/25/35	140	123
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1.026%, 9/19/44	501	471
DSLA Mortgage Loan Trust Series 2004-AR4, Class 2A1A, CMO, ARM 0.546%, 1/19/45	623	547
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, CMO, ARM 0.446%, 8/19/45	894	798
GMAC Mortgage Corporation Loan Trust Series 2005-AR3, Class 5A1, CMO, ARM 3.54%, 6/19/35	125	124
Greenpoint Mortgage Funding Trust Series 2005-AR1, Class A1, CMO, ARM 0.665%, 6/25/45	658	506
Harborview Mortgage Loan Trust Series 2005-2, Class 2A1A, CMO, ARM 0.406%, 5/19/35	365	302
Harborview Mortgage Loan Trust Series 2006-9, Class 2A1A, CMO, ARM 0.396%, 11/19/36	723	537
Homebanc Mortgage Trust Series 2005-4, Class A1, CMO, ARM 0.455%, 10/25/35	369	326

Homebanc Mortgage Trust Series 2005-4, Class A2, CMO, ARM 0.515%, 10/25/35	527	467
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, CMO, ARM 0.375%, 6/25/37	148	139
JPMorgan Mortgage Trust Series 2005-ALT1, Class 1A1, CMO, ARM 0.485%, 10/25/35	393	300
Merrill Lynch Mortgage Investors Series 2005-AR1, Class M1, CMO, ARM 0.685%, 6/25/36	1,494	1,406
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 1.992%, 2/25/40	2	2
Sequoia Mortgage Trust Series 2013-6, Class A1, CMO, ARM 2.50%, 5/25/43	386	366
Sequoia Mortgage Trust Series 2013-7, Class A2, CMO, ARM 3.00%, 6/25/43	186	182
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.585%, 8/25/24	670	680
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.385%, 9/25/24	450	454
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1, CMO, ARM 1.835%, 10/25/24	825	829
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M2, CMO, ARM 2.585%, 1/25/25	1,005	1,018
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 2.035%, 10/25/27	890	889
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3, CMO, ARM 3.985%, 3/25/25	405	408

SunTrust Adjustable Rate Mortgage Series 2007-2, Class 5A-1, CMO, ARM 5.468%, 4/25/37	338	305
WaMu Mortgage PTC Series 2005-AR11, Class A1C3, CMO, ARM 0.695%, 8/25/45	291	259
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.357%, 9/25/35	24	25
Wells Fargo Mortgage Backed Securities Trust Series 2006-2, Class 2A1, CMO, ARM 0.885%, 3/25/36	127	104
		14,614
Commercial Mortgage-Backed Securities 3.8%		
Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 5.843%, 7/10/44	975	1,002
Banc of America Commercial Mortgage Series 2006-4, Class AJ, ARM 5.695%, 7/10/46	515	532
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 5.811%, 2/10/51	470	507
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class C, ARM 4.156%, 4/10/48	830	828
Citigroup Deutsche Bank Commercial Mortgage Series 2007-CD4, Class AMFX, ARM 5.366%, 12/11/49	1,170	1,218
Commercial Mortgage PTC Series 2014-CR15, Class C, ARM 4.766%, 2/10/47	255	275
Commercial Mortgage PTC Series 2014-UBS4, Class C, ARM 4.781%, 8/10/47	2,000	2,042
Credit Suisse Mortgage Capital Certificates Trust Series 2007-C3, Class AM, ARM 5.70%, 6/15/39	615	643

FREMF Mortgage Trust Series 2014-K41, Class B, ARM 3.83%, 11/25/47 (1)	340	342
FREMF Mortgage Trust Series 2015-K45, Class B, ARM 3.714%, 4/25/48 (1)	425	415
FREMF Mortgage Trust Series 2015-K718, Class B, ARM 3.669%, 2/25/22 (1)	780	780
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.697%, 2/12/49	200	213
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD11, Class AM, ARM 5.774%, 6/15/49	1,515	1,588
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class AM, ARM 6.011%, 2/15/51	325	352
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.15%, 4/15/41	60	66
Morgan Stanley Capital I Series 2007-IQ14, Class AM, ARM 5.684%, 4/15/49	1,500	1,572
		12,375
Home Equity 1.0%		
Citigroup Mortgage Loan Trust Series 2007-WFH3, Class A2, ARM 0.345%, 6/25/37	265	250
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, ARM 1.79%, 1/25/34	109	102
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 0.615%, 6/25/35	270	255
GSAA Home Equity Trust Series 2005-11, Class 2A1, ARM 0.465%, 10/25/35	171	158

GSAA Home Equity Trust Series 2005-14, Class 2A3, ARM 0.535%, 12/25/35	423	355
GSAA Home Equity Trust Series 2005-MTR1, Class A4, ARM 0.555%, 10/25/35	496	476
GSAA Home Equity Trust Series 2007-7, Class 2A1, ARM 0.23%, 7/25/37	470	412
Renaissance Home Equity Loan Trust Series 2007-1, Class AF1, ARM 5.742%, 4/25/37	1,274	703
Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	140	144
Wells Fargo Home Loan Equity Trust Series 2006-3, Class A2, ARM 0.335%, 1/25/37	302	287
		3,142
Total Non-U.S. Government Mortgage-Backed Securities (Cost $30,092)		30,131

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.0%

U.S. Government Agency Obligations 7.3% (3)

Federal Home Loan Mortgage		
4.00%, 10/1/40 - 12/1/41	719	771
4.50%, 6/1/39 - 9/1/40	128	139
5.00%, 11/1/36 - 8/1/40	188	209
5.50%, 10/1/38	19	22
Federal National Mortgage Assn.		
3.50%, 11/1/42	1,004	1,050
4.00%, 1/1/41 - 2/1/42	438	470
4.50%, 7/1/39 - 9/1/42	950	1,035

5.00%, 7/1/33 - 6/1/40	1,250	1,393
5.50%, 4/1/35 - 6/1/38	1,514	1,717
6.00%, 4/1/35 - 10/1/38	476	546
6.50%, 9/1/36 - 8/1/37	116	134
Federal National Mortgage Assn., TBA, 3.50%, 1/1/41	15,610	16,300
		23,786
U.S. Government Obligations 0.7%		
Government National Mortgage Assn.		
2.50%, 2/20 - 5/20/43	1,030	1,018
3.50%, 9/15/41	138	145
4.00%, 11/20/40	777	832
Government National Mortgage Assn., CMO, IO		
4.00%, 2/20/43	233	41
4.50%, 11/20/37 - 12/20/39	790	63
		2,099
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $25,498)		25,885

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 6.4%

U.S. Government Agency Obligations 0.5% (3)		
Federal National Mortgage Assn., 0.875%, 10/26/17	1,500	1,500
		1,500
U.S. Treasury Obligations 5.9%		
U.S. Treasury Bonds, 4.50%, 2/15/36 (4)	870	1,126
U.S. Treasury Bonds, 5.375%, 2/15/31	1,570	2,158
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	4,459	4,408
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	2,560	2,634
U.S. Treasury Notes, 1.50%, 12/31/18	1,100	1,113

U.S. Treasury Notes, 1.50%, 5/31/20	7,730	7,735
		19,174
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $20,367)		20,674

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 34.7%

Local Authorities 1.9%

Province of British Columbia, 2.00%, 10/23/22	1,245	1,231
Province of Manitoba, 2.10%, 9/6/22	1,245	1,234
Province of Ontario, 1.20%, 2/14/18	1,170	1,169
Province of Quebec, 2.75%, 8/25/21	1,165	1,206
Province of Quebec, 7.50%, 9/15/29	840	1,251
		6,091

Owned No Guarantee 2.7%

Banco Nacional de Desenvolvimento, 4.00%, 4/14/19	300	305
Banco Nacional de Desenvolvimento, 5.75%, 9/26/23	400	421
DP World, 6.85%, 7/2/37	860	988
Empresas Public Medellin, 7.625%, 9/10/24 (COP)	1,679,000	655
Eskom Holdings, 6.75%, 8/6/23	200	206
Export-Import Bank of India, 3.875%, 10/2/19	1,550	1,623
Export-Import Bank of India, 9.45%, 1/22/19 (INR)	43,000	709
KazMunaiGaz Finance, 9.125%, 7/2/18	500	568
OCP, 4.50%, 10/22/25 (1)	365	358
Pertamina, 5.625%, 5/20/43	750	701
Perusahaan Gas Negara, 5.125%, 5/16/24 (1)	200	207
Petroleos de Venezuela, 5.125%, 10/28/16	144	103
Petroleos de Venezuela, 5.25%, 4/12/17	750	408
Petroleos Mexicanos, 7.19%, 9/12/24 (MXN)(1)	3,110	197

Petroleos Mexicanos, 7.47%, 11/12/26 (MXN)	8,900	557
PT Pelabuhan, 4.25%, 5/5/25 (1)	200	193
Turkiye Halk Bankasi, 4.75%, 2/11/21 (1)	600	597
		8,796
Sovereign 3.9%		
Dominican Republic, 6.85%, 1/27/45	200	208
Financing of Infrastructure, 9.00%, 12/7/17	200	91
Government of Barbados, 6.625%, 12/5/35	100	90
Government of Bermuda, 4.138%, 1/3/23 (1)	1,370	1,418
Government of Bermuda, 4.854%, 2/6/24 (1)	200	217
Government of Jamaica, 7.625%, 7/9/25	415	467
Government of Ukraine, 6.25%, 6/17/16	800	384
Government of Ukraine, 6.58%, 11/21/16	300	140
Government of Ukraine, 9.25%, 7/24/17	200	97
Islamic Republic of Pakistan, 8.25%, 4/15/24	800	868
Kingdom of Morocco, 3.50%, 6/19/24 (EUR)	300	344
Perusahaan Penerbit SBSN, 3.30%, 11/21/22	2,295	2,226
Republic of Argentina, 7.00%, 10/3/15	200	199
Republic of Argentina, 7.00%, 4/17/17	310	305
Republic of Argentina, 8.28%, 12/31/33 (2)(8)	84	84
Republic of Argentina, 8.75%, 6/2/17 (2)(8)	40	39
Republic of Argentina, 8.75%, 5/7/24	590	582
Republic of Brazil, 5.00%, 1/27/45	400	373
Republic of Cote D'Ivoire, 5.375%, 7/23/24	400	385
Republic of Ecuador, 10.50%, 3/24/20 (1)	200	211
Republic of Indonesia, 4.125%, 1/15/25 (1)	250	250
Republic of Serbia, 4.875%, 2/25/20	800	824
Republic of Serbia, 5.25%, 11/21/17 (1)	200	209
Republic of Slovenia, 5.85%, 5/10/23	1,215	1,422

Republic of Turkey, 4.557%, 10/10/18 (1)	200	210
Russian Federation, 4.875%, 9/16/23	400	398
Russian Federation, VR, 7.50%, 3/31/30	500	587
United Republic of Tanzania, VR, 6.397%, 3/9/20	200	207
		12,835
Treasuries 26.2%		
Banco Central de Chile, 4.50%, 4/1/20 (CLP)	920,000	1,511
Banco Central de Chile, 6.00%, 3/1/23 (CLP)	430,000	768
Brazil Notas do Tesouro Nacional, Inflation-Indexed, Series B 6.00%, 5/15/45 (BRL)	176	148
Brazil Notas do Tesouro Nacional, Series F 10.00%, 1/1/18 (BRL)	4,126	1,221
Brazil Notas do Tesouro Nacional, Series F 10.00%, 1/1/23 (BRL)	3,230	907
Brazil Notas do Tesouro Nacional, Series F 10.00%, 1/1/25 (BRL)	17,162	4,737
Federal Republic of Germany, 1.50%, 5/15/24 (EUR)	9,225	11,094
Federal Republic of Germany, 2.00%, 8/15/23 (EUR)	4,460	5,567
Federal Republic of Germany, 2.50%, 8/15/46 (EUR)	2,665	3,996
Government of China, 1.94%, 8/18/18 (CNH)	21,000	3,291
Government of China, 3.02%, 6/27/18 (CNH)	1,000	162
Government of China, 3.09%, 11/22/18 (CNH)	1,000	162
Government of China, 3.80%, 5/22/21 (CNH)	9,500	1,579
Government of India, 8.12%, 12/10/20 (INR)	163,000	2,576
Government of India, 8.40%, 7/28/24 (INR)	100,000	1,617
Government of Romania, 5.75%, 4/29/20 (RON)	1,960	553
Government of Romania, 5.85%, 4/26/23 (RON)	7,820	2,270
Government of Singapore, 3.00%, 9/1/24 (SGD)	8,505	6,642
Government of the United Kingdom, 2.00%, 7/22/20 (GBP)	4,820	7,609
Government of the United Kingdom, 2.25%, 9/7/23 (GBP)	995	1,581

Government of the United Kingdom, 4.25%, 6/7/32 (GBP)	235	458
Japan Government Bond, 0.40%, 3/20/25 (JPY)	221,350	1,786
Japan Government Bond, 1.20%, 12/20/34 (JPY)	295,350	2,395
Kingdom of Thailand, Inflation-Indexed, 1.20%, 7/14/21 (THB)	32,399	930
Mexican Udibonos, 7.75%, 11/13/42 (MXN)	33,220	2,443
Mexican Udibonos, Inflation-Indexed, 2.00%, 6/9/22 (MXN)	15,869	1,002
Republic of Colombia, 7.00%, 5/4/22 (COP)	2,572,600	1,047
Republic of Hungary, 6.00%, 11/24/23 (HUF)	107,600	456
Republic of Hungary, 6.50%, 6/24/19 (HUF)	191,400	784
Republic of Indonesia, 11.00%, 9/15/25 (IDR)	28,141,000	2,531
Republic of Philippines, 4.95%, 1/15/21 (PHP)	30,000	716
Republic of Philippines, 6.25%, 1/14/36 (PHP)	20,000	521
Republic of Poland, 4.00%, 10/25/23 (PLN)	4,390	1,276
Republic of Serbia, 10.00%, 9/28/15 (RSD)	30,000	277
Republic of Serbia, 10.00%, 11/8/17 (RSD)	25,000	238
Republic of South Africa, 8.00%, 12/21/18 (ZAR)	32,915	2,759
Republic of Sri Lanka, 8.00%, 9/1/16 (LKR)	58,130	442
Republic of Sri Lanka, 8.50%, 11/1/15 (LKR)	60,220	454
Republic of Sri Lanka, 8.50%, 4/1/18 (LKR)	55,000	422
Republic of Sri Lanka, 11.00%, 8/1/15 (LKR)	23,700	178
Republic of Sri Lanka, Zero Coupon , 7/3/15 (LKR)	11,400	85
Socialist Republic of Vietnam, 5.90%, 3/15/16 (VND)	14,200,000	655
Socialist Republic of Vietnam, 7.80%, 3/31/16 (VND)	4,000,000	188
State of Israel, 4.25%, 3/31/23 (ILS)	2,930	905
United Mexican States, 8.50%, 12/13/18 (MXN)	49,244	3,562
United Mexican States, 8.50%, 11/18/38 (MXN)	9,635	762
		85,263
Total Foreign Government Obligations & Municipalities (Cost $116,279)		112,985

MUNICIPAL SECURITIES 0.4%		
Guam 0.0%		
Guam Power Auth., Series A, 7.50%, 10/1/15	15	15
		15
Puerto Rico 0.4%		
Commonwealth of Puerto Rico, Series A, 8.00%, 7/1/35	655	551
Gov't. Dev. Bank of Puerto Rico, Series B, 5.00%, 12/1/15	410	373
Gov't. Dev. Bank of Puerto Rico, Series H, 3.80%, 8/1/15	200	185
		1,109
Total Municipal Securities (Cost $1,203)		1,124
CONVERTIBLE BONDS 0.3%		
INDUSTRIAL 0.3%		
Capital Goods 0.3%		
Danaher, Zero Coupon, 1/22/21	298	749
		749
Communications 0.0%		
Verisign, VR, 3.25%, 8/15/37	62	117
		117
Consumer Cyclical 0.0%		
Priceline Group, 0.35%, 6/15/20	54	62
Priceline Group, 1.00%, 3/15/18	84	113
		175
Consumer Non-Cyclical 0.0%		
TEVA Pharmaceutical Finance, 0.25%, 2/1/26	66	95
		95

Energy 0.0%		
Chesapeake Energy	1	57
		57
Total Convertible Preferred Stocks (Cost $1,772)		1,892
BOND MUTUAL FUNDS 10.5%		
T. Rowe Price Institutional Floating Rate Fund, 3.87% (5)(6)	2,243	22,836
T. Rowe Price Institutional High Yield Fund, 5.69% (5)(6)	1,233	11,440
Total Bond Mutual Funds (Cost $33,428)		34,276
SHORT-TERM INVESTMENTS 15.3%		
Money Market Funds 15.3%		
T. Rowe Price Reserve Investment Fund, 0.06% (5)(7)	49,755	49,755
Total Short-Term Investments (Cost $49,755)		49,755
Total Investments in Securities		
108.7% of Net Assets (Cost $355,213)		**$ 353,503**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $41,054 and represents 12.6% of net assets.

(2) In default with respect to payment of interest.

(3) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(4) At May 31, 2015, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(5) Affiliated Companies

(6) SEC 30-day yield

(7) Seven-day yield

(8) Non-income producing

ARM Adjustable Rate Mortgage

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CLP Chilean Peso

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	7/15/15	USD	2,360	RON	9,835	$ (70)
Bank of America Merrill Lynch	8/5/15	USD	1,376	EUR	1,230	24
Bank of America Merrill Lynch	8/11/15	EUR	150	USD	171	(6)
Bank of America Merrill Lynch	8/11/15	USD	413	GBP	270	1
Bank of America Merrill Lynch	8/11/15	USD	7,259	GBP	4,755	(5)
Bank of America Merrill Lynch	8/21/15	COP	633,415	USD	248	1
Bank of America Merrill Lynch	8/21/15	USD	989	TRY	2,636	22
Bank of America Merrill Lynch	8/24/15	ILS	2,983	USD	772	(1)
Barclays Bank	6/2/15	BRL	4,533	USD	1,475	(52)
Barclays Bank	6/2/15	USD	598	BRL	1,816	28
Barclays Bank	7/14/15	ZMW	3,630	USD	478	12
Barclays Bank	8/21/15	USD	771	COP	1,860,711	41
Barclays Bank	9/2/15	USD	1,630	BRL	5,167	60
BNP Paribas	6/2/15	USD	581	BRL	1,746	33
BNP Paribas	7/23/15	USD	3,192	AUD	3,950	181
BNP Paribas	8/11/15	USD	9,509	EUR	8,450	219
BNP Paribas	8/21/15	USD	795	EUR	708	16
BNP Paribas	8/26/15	MXN	6,870	USD	448	(5)
BNP Paribas	9/18/15	USD	3,889	EUR	3,415	132
CIBC World Markets	6/29/15	USD	3,167	EUR	2,880	2
CIBC World Markets	8/21/15	USD	795	GBP	508	19
Citibank	8/21/15	MXN	11,396	USD	738	(2)
Citibank	8/21/15	USD	787	CAD	957	18
Citibank	8/21/15	USD	637	ZAR	7,792	4
Citibank	8/24/15	USD	3,306	ILS	12,766	6
Credit Suisse	8/21/15	CLP	308,397	USD	510	(15)
Credit Suisse	8/21/15	COP	1,887,571	USD	775	(34)
Credit Suisse	8/21/15	USD	829	CLP	498,117	29
Credit Suisse	8/21/15	USD	388	CLP	241,468	—
Deutsche Bank	6/10/15	NZD	4,075	USD	3,067	(178)
Deutsche Bank	7/1/15	USD	4,816	EUR	4,445	(68)
Deutsche Bank	8/11/15	USD	2,981	EUR	2,640	78
Deutsche Bank	8/11/15	USD	2,003	GBP	1,320	(14)
Deutsche Bank	8/21/15	IDR	20,323,833	USD	1,500	13
Deutsche Bank	8/21/15	MXN	81,541	USD	5,278	(13)
Deutsche Bank	8/21/15	NZD	1,066	USD	767	(16)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $355,213)	$	353,503
Interest and dividends receivable		2,933
Receivable for investment securities sold		2,374
Unrealized gain on forward currency exchange contracts		1,929
Foreign currency (cost $1,066)		1,065
Receivable for shares sold		910
Variation margin receivable on futures contracts		28
Unrealized gain on bilateral swaps		26
Bilateral swap premiums paid		2
Due from affiliates		1
Other assets		9,258
Total assets		372,029
Liabilities		
Payable for investment securities purchased		35,892
Unrealized loss on forward currency exchange contracts		1,023
Payable for shares redeemed		191
Investment management fees payable		117
Bilateral swap premiums received		99
Due to affiliates		30
Unrealized loss on bilateral swaps		4
Other liabilities		9,414
Total liabilities		46,770
NET ASSETS	$	325,259
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(4,556)
Net unrealized loss		(846)
Paid-in capital applicable to 28,930,044 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		330,661
NET ASSETS	$	325,259

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 5/31/15
Investment Income (Loss)		
Income		
Interest		$ 10,739
Dividend		2,003
Other		12
Total income		12,754
Expenses		
Investment management		1,424
Shareholder servicing		
Investor Class	$ 300	
Advisor Class	8	308
Rule 12b-1 fees		
Advisor Class		8
Prospectus and shareholder reports		
Investor Class	58	
Advisor Class	1	59
Custody and accounting		277
Registration		82
Legal and audit		23
Directors		2
Miscellaneous		13
Reductions of fees and expenses		
Investment management fees waived		(197)
Expenses reimbursed by manager		(6)
Total expenses		1,993
Net investment income		10,761
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		(3,800)
Futures		(429)
Swaps		(101)
Written options		76
Foreign currency transactions		7,006
Capital gain distributions from mutual funds		439
Net realized gain		3,191

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/15	5/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 10,761	$ 9,156
Net realized gain (loss)	3,191	(2,831)
Change in net unrealized gain / loss	(10,566)	3,427
Increase in net assets from operations	3,386	9,752
Distributions to shareholders		
Net investment income		
Investor Class	(10,502)	(9,045)
Advisor Class	(114)	(48)
Net realized gain		
Investor Class	(5,800)	(3,205)
Advisor Class	(68)	(17)
Decrease in net assets from distributions	(16,484)	(12,315)
Capital share transactions*		
Shares sold		
Investor Class	146,769	83,897
Advisor Class	4,684	1,238
Distributions reinvested		
Investor Class	13,200	9,467
Advisor Class	180	62
Shares redeemed		
Investor Class	(79,446)	(130,658)
Advisor Class	(1,125)	(1,172)
Increase (decrease) in net assets from capital share transactions	84,262	(37,166)
Net Assets		
Increase (decrease) during period	71,164	(39,729)
Beginning of period	254,095	293,824
End of period	**$ 325,259**	**$ 254,095**
Undistributed (overdistributed) net investment income	–	(717)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Multi-Sector Bond Fund, Inc. (the fund), formerly the Strategic Income Fund, is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide high income and some capital appreciation. The fund has two classes of shares: the Global Multi-Sector Bond Fund original share class, referred to in this report as the Investor Class, offered since December 15, 2008, and the Global Multi-Sector Bond Fund–Advisor Class (Advisor Class), offered since December 15, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2015, securities valued at $597,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2015, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $118,000 cash and securities valued at $754,000. As of May 31, 2015, securities valued at $432,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 25% and 35% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 14% and 33% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2015, were as follows:

Swaps The fund is subject to interest rate risk and/or credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2015, the notional amount of protection sold by the fund totaled $2,375,000 (0.7% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 21% of the fund’s net assets were invested in emerging markets and 4% in frontier markets. Frontier markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries and emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt Securities At May 31, 2015, approximately 33% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2015, no collateral was pledged by the fund or counterparties for TBAs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $270,612,000 and $211,284,000, respectively, for the year ended May 31, 2015. Purchases and sales of U.S. government securities aggregated $114,436,000 and $88,685,000, respectively, for the year ended May 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind in the prior fiscal year. Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended May 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2015 and May 31, 2014, were characterized for tax purposes as follows:

At May 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts and the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. In accordance with federal tax laws applicable to investment companies, all or a portion of net losses resulting from specified gains and losses realized between November 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2015, the effective annual group fee rate was 0.29%.

The Advisor Class is also subject to a contractual expense limitation through September 30, 2015. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.95%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, expenses in the amount of $6,000 were reimbursed by Price Associates during the year ended May 31, 2015. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $14,000 remain subject to repayment at May 31, 2015.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2015, expenses incurred pursuant to these service agreements were $210,000 for Price Associates; $185,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the year ended May 31, 2015, are as follows:

As of May 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, representing 9% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price Global
Multi-Sector Bond Fund, Inc. (formerly known as T. Rowe Price Strategic
Income Fund, Inc.)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Global Multi-Sector Bond Fund, Inc. (the “Fund”) (formerly known as T. Rowe Price Strategic Income Fund, Inc.) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2015

Tax Information (Unaudited) for the Tax Year Ended 5/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$5,531,000 from short-term capital gains,

●	$1,020,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $30,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $21,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three- and five-year and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the Advisor Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reductions of the management fee that resulted from the fund’s investments in other T. Rowe Price funds, and after including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitation for the Advisor Class, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio (for both classes) were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2002	present); Director and Advisory Board Member, Deutsche Bank North
[165]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009
2013	to present); Chairman of the Board (2005 to present) and Director
[165]	(1999 to present), Starwood Hotels & Resorts, a hotel and
leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2013	nonprofit education and social policy research organization (2011 to
[165]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisers (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2002	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Director and Vice President, T. Rowe Price Trust Company; Vice
(1959)	President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
2015	Price International
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Multi-Sector
Bond Fund	Principal Occupation(s)

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,677,000 and $1,759,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2015